UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2006

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

An agreement has been reached on the terms of recommended proposals for the cash acquisition of DCS Group PLC by Reynolds and Reynolds Holding UK Limited ("Holding"). Holding is an indirect wholly owned subsidiary of The Reynolds and Reynolds Company (the "Company"). It is intended that the proposals be effected by way of a court approved process which requires the approval of DCS Group PLC's shareholders and court sanction in the UK. Holding is a newly incorporated company in the UK formed by the Company specifically for the purpose of implementing the proposals. The agreement is more fully described in the Implementation Agreement, dated as of May 24, 2006 between Holding and DCS Group PLC attached hereto and incorporated by reference herein as Exhibit 99.1 and is more fully described in the Rule 2.5 Announcement attached hereto as Exhibit 99.2 and incorporated by reference herein under Item 8.01.

Item 8.01 Other Events.

DCS Group PLC

The "Rule 2.5" Press Announcement, dated as of May 24, 2006, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The Company issued a press release, dated as of May 24, 2006, announcing the proposal to acquire the DCS Group PLC, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

7% Notes Due December 15, 2006

On May 18, 2006, the Company amended the Indenture dated as of December 18, 1996 (the "Indenture"), between the Company and Wells Fargo Bank, National Association as successor Trustee (the "Trustee"). The amendment was effected through the execution of a Supplemental Indenture attached hereto as Exhibit 99.4. The amendment enables the Company to use United States Treasury securities in connection with the satisfaction and discharge of the Indenture.

On May 25, 2006, the Company deposited United States Treasury securities with the Trustee in an amount sufficient to pay and discharge all remaining principal and interest on the Company's 7% Notes due December 15, 2006. As a result, the Company has received notice from the Trustee that it has satisfied and discharged its obligations under the Indenture.

Item 9.01 Financial Statements and Exhibits.

99.1 Implementation Agreement dated as of May 24, 2006 between Reynolds and Reynolds Holding UK Limited and DCS Group PLC

99.2 Rule 2.5 Announcement dated as of May 24, 2006

99.3 Press Release of The Reynolds and Reynolds Company dated May 24, 2006

99.4 Supplemental Indenture, dated as of May 18, 2006, relating to the Company's 7% Notes Due December 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

May 30, 2006	By:	Robert S. Guttman

Name: Robert S. Guttman
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.-1	Implementation Agreement, dated as of May 24, 2006
99.-2	Rule 2.5 Announcement
99.-3	Press release of The Reynolds and Reynolds Company, dated May 24, 2006
99.-4	Supplemental Indenture, dated as of May 18, 2006